UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05385

DWS Value Series, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2013 Semiannual Report to Shareholders

DWS Large Cap Value Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
8 Portfolio Summary
10 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
27 Notes to Financial Statements
36 Information About Your Fund's Expenses
38 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Account Management Resources
44 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary May 31, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	16.08%	25.84%	1.72%	6.74%
Adjusted for the Maximum Sales Charge (max 5.75% load)	9.41%	18.60%	0.52%	6.11%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	8.02%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		11.51%	2.85%	8.01%
Adjusted for the Maximum Sales Charge (max 5.75% load)		5.09%	1.64%	7.37%
Russell 1000® Value Index†		18.77%	4.85%	9.18%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	15.56%	24.82%	0.89%	5.87%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	11.56%	21.82%	0.70%	5.87%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	8.02%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		10.63%	2.02%	7.13%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		7.63%	1.84%	7.13%
Russell 1000® Value Index†		18.77%	4.85%	9.18%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
Unadjusted for Sales Charge	15.65%	24.92%	1.00%	5.97%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	14.65%	24.92%	1.00%	5.97%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	8.02%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
Unadjusted for Sales Charge		10.77%	2.13%	7.22%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		10.77%	2.13%	7.22%
Russell 1000® Value Index†		18.77%	4.85%	9.18%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	15.89%	25.36%	1.45%	6.46%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	8.02%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		11.09%	2.58%	7.72%
Russell 1000® Value Index†		18.77%	4.85%	9.18%
Class S	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/13
No Sales Charges	16.26%	26.24%	2.04%	5.27%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	5.53%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		11.87%	3.19%	4.88%
Russell 1000® Value Index†		18.77%	4.85%	5.13%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/13
No Sales Charges	16.26%	26.15%	2.08%	7.14%
Russell 1000® Value Index†	19.35%	32.71%	4.73%	8.02%
Average Annual Total Returns as of 3/31/13 (most recent calendar quarter end)
No Sales Charges		11.87%	3.22%	8.41%
Russell 1000® Value Index†		18.77%	4.85%	9.18%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2013 are 1.00%, 1.80%, 1.70%, 1.33%, 0.69% and 0.69% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares for periods prior to inception on March 1, 2011 are derived from the historical performance of Class A shares of DWS Large Cap Value Fund during such periods and have been adjusted to reflect higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on December 20, 2004. The performance shown for the index is for the time period of December 31, 2004 through May 31, 2013 (through March 31, 2013 for the most recent calendar quarter end returns), which is based on the performance period of the life of Class S.

† The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
5/31/13	$21.05	$21.12	$21.09	$21.04	$21.06	$21.07
11/30/12	$18.31	$18.38	$18.35	$18.31	$18.32	$18.33
Distribution Information as of 5/31/13
Income Dividends, Six Months	$.19	$.11	$.12	$.16	$.22	$.22

Portfolio Management Team

Thomas Schuessler, PhD, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

• US and Global Fund Management: Frankfurt.

• PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Peter Steffen, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset & Wealth Management in 2007.

• Portfolio manager and analyst for Global Equities: Frankfurt.

• US and Global Fund Management: Frankfurt.

• Master's Degree ("Diplom-Kaufmann") in Finance & Asset Management from International School of Management, Dortmund with educational exchanges at the Université de Neuchâtel (Switzerland) and the University of Colorado (USA).

Oliver Pfeil, PhD., Director

Portfolio Manager of the fund. Joined the fund in 2009.

• Joined Deutsche Asset & Wealth Management in 2006 after three years as Executive Assistant to the Management Board of Deutsche Bank. Previously, Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000-2002); Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002-2003).

• Portfolio manager for US and Global Value Equity: Frankfurt.

• US and Global Fund Management: Frankfurt.

• PhD in finance and accounting and Master's degree in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at May 31, 2013 (24.2% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.5%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.8%
3. JPMorgan Chase & Co. Provider of global financial services	2.6%
4. General Electric Co. Globally diversified technology and financial services company	2.6%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.4%
6. AT&T, Inc. An integrated telecommunications company	2.3%
7. Merck & Co., Inc. A global pharmaceutical company	2.1%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%
9. Johnson & Johnson Manufacturer of health care products and provider of related services	1.9%
10. PNC Financial Services Group, Inc. Provider of diversified financial services	1.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 42 for contact information.

Investment Portfolio as of May 31, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 100.2%
Consumer Discretionary 8.1%
Automobiles 1.5%
Ford Motor Co.	1,500,000	23,520,000
Diversified Consumer Services 0.7%
DeVry, Inc. (a)	150,000	4,684,500
H&R Block, Inc.	200,000	5,854,000
		10,538,500
Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	200,000	6,620,000
Household Durables 0.3%
Jarden Corp.*	100,000	4,658,000
Leisure Equipment & Products 0.4%
Hasbro, Inc. (a)	150,000	6,672,000
Media 4.0%
Comcast Corp. "A" (a)	650,000	26,097,500
Meredith Corp. (a)	125,000	5,122,500
News Corp. "A"	250,000	8,027,500
Time Warner, Inc.	150,000	8,755,500
Walt Disney Co. (a)	150,000	9,462,000
Washington Post Co. "B" (a)	10,000	4,672,300
		62,137,300
Specialty Retail 0.8%
Lowe's Companies, Inc. (a)	150,000	6,316,500
Staples, Inc. (a)	350,000	5,250,000
		11,566,500
Consumer Staples 10.6%
Beverages 1.7%
Beam, Inc.	100,000	6,484,000
PepsiCo, Inc.	250,000	20,192,500
		26,676,500
Food & Staples Retailing 3.3%
CVS Caremark Corp.	300,000	17,274,000
Sysco Corp. (a)	150,000	5,070,000
Wal-Mart Stores, Inc.	250,000	18,710,000
Walgreen Co.	200,000	9,552,000
		50,606,000
Food Products 1.5%
Ingredion, Inc.	100,000	6,812,000
Kellogg Co.	250,000	15,512,500
		22,324,500
Household Products 2.1%
Procter & Gamble Co.	425,000	32,623,000
Tobacco 2.0%
Altria Group, Inc.	450,000	16,245,000
Philip Morris International, Inc.	100,000	9,091,000
Universal Corp. (a)	100,000	5,863,000
		31,199,000
Energy 12.9%
Energy Equipment & Services 1.4%
Halliburton Co.	300,000	12,555,000
Helmerich & Payne, Inc.	150,000	9,261,000
		21,816,000
Oil, Gas & Consumable Fuels 11.5%
Anadarko Petroleum Corp.	100,000	8,747,000
Apache Corp. (a)	150,000	12,319,500
Chevron Corp.	350,000	42,962,500
ConocoPhillips	150,000	9,201,000
Exxon Mobil Corp.	600,000	54,282,000
Marathon Oil Corp.	250,000	8,597,500
Occidental Petroleum Corp.	200,000	18,414,000
Phillips 66	150,000	9,985,500
Suncor Energy, Inc. (a)	250,000	7,577,500
Valero Energy Corp. (a)	150,000	6,094,500
		178,181,000
Financials 24.2%
Capital Markets 3.4%
Ameriprise Financial, Inc.	150,000	12,228,000
Bank of New York Mellon Corp.	250,000	7,515,000
BlackRock, Inc.	25,000	6,980,000
Oaktree Capital Group LLC	100,000	5,215,000
The Goldman Sachs Group, Inc.	125,000	20,260,000
		52,198,000
Commercial Banks 4.8%
BankUnited, Inc.	150,000	3,687,000
Huntington Bancshares, Inc.	750,000	5,812,500
PNC Financial Services Group, Inc.	400,000	28,656,000
U.S. Bancorp.	350,000	12,271,000
Wells Fargo & Co.	600,000	24,330,000
		74,756,500
Consumer Finance 1.7%
American Express Co. (a)	100,000	7,571,000
Capital One Financial Corp.	300,000	18,279,000
		25,850,000
Diversified Financial Services 6.4%
Bank of America Corp.	1,950,000	26,637,000
Citigroup, Inc.	350,000	18,196,500
JPMorgan Chase & Co.	750,000	40,942,500
The NASDAQ OMX Group, Inc.	400,000	12,584,000
		98,360,000
Insurance 7.4%
ACE Ltd.	75,000	6,726,000
Alleghany Corp.*	20,000	7,800,000
Allstate Corp.	150,000	7,236,000
Aon PLC	100,000	6,367,000
Chubb Corp.	75,000	6,532,500
CNA Financial Corp.	125,000	4,271,250
Fidelity National Financial, Inc. "A"	500,000	13,155,000
HCC Insurance Holdings, Inc.	150,000	6,427,500
Lincoln National Corp. (a)	250,000	8,915,000
MetLife, Inc.	400,000	17,684,000
PartnerRe Ltd.	100,000	9,065,000
Principal Financial Group, Inc.	50,000	1,892,500
Prudential Financial, Inc.	150,000	10,345,500
Validus Holdings Ltd.	200,000	7,222,000
		113,639,250
Thrifts & Mortgage Finance 0.5%
Home Loan Servicing Solutions Ltd.	200,000	4,568,000
New York Community Bancorp., Inc. (a)	300,000	3,924,000
		8,492,000
Health Care 14.2%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	75,000	5,274,750
Becton, Dickinson & Co.	50,000	4,931,000
C.R. Bard, Inc.	50,000	5,154,500
Medtronic, Inc.	250,000	12,752,500
St. Jude Medical, Inc.	200,000	8,646,000
		36,758,750
Health Care Providers & Services 3.1%
Aetna, Inc.	150,000	9,057,000
HCA Holdings, Inc.	150,000	5,859,000
McKesson Corp.	75,000	8,539,500
Owens & Minor, Inc. (a)	125,000	4,272,500
Select Medical Holdings Corp.	400,000	3,160,000
UnitedHealth Group, Inc.	150,000	9,394,500
WellPoint, Inc.	100,000	7,697,000
		47,979,500
Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	100,000	4,545,000
Pharmaceuticals 8.4%
Bristol-Myers Squibb Co.	200,000	9,202,000
Eli Lilly & Co.	150,000	7,974,000
Forest Laboratories, Inc.*	100,000	3,975,000
Hospira, Inc.* (a)	125,000	4,335,000
Johnson & Johnson	350,000	29,463,000
Merck & Co., Inc.	700,000	32,690,000
Pfizer, Inc.	1,350,000	36,760,500
Teva Pharmaceutical Industries Ltd. (ADR) (a)	150,000	5,730,000
		130,129,500
Industrials 8.0%
Aerospace & Defense 2.9%
Exelis, Inc.	350,000	4,252,500
Northrop Grumman Corp.	100,000	8,239,000
Raytheon Co.	350,000	23,324,000
United Technologies Corp.	100,000	9,490,000
		45,305,500
Air Freight & Logistics 0.3%
FedEx Corp.	50,000	4,817,000
Commercial Services & Supplies 0.6%
Republic Services, Inc.	250,000	8,525,000
Industrial Conglomerates 3.1%
Danaher Corp.	100,000	6,182,000
General Electric Co.	1,750,000	40,810,000
		46,992,000
Machinery 0.6%
AGCO Corp.	100,000	5,547,000
Stanley Black & Decker, Inc.	50,000	3,961,000
		9,508,000
Road & Rail 0.5%
Norfolk Southern Corp.	100,000	7,659,000
Information Technology 10.2%
Communications Equipment 1.6%
Cisco Systems, Inc.	1,000,000	24,080,000
Computers & Peripherals 2.5%
Apple, Inc.	10,000	4,496,800
Dell, Inc.	250,000	3,337,500
EMC Corp.* (a)	350,000	8,666,000
Hewlett-Packard Co.	300,000	7,326,000
SanDisk Corp.*	100,000	5,902,000
Western Digital Corp.	150,000	9,498,000
		39,226,300
Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	350,000	5,379,500
IT Services 1.3%
Booz Allen Hamilton Holding Corp. (a)	200,000	3,488,000
International Business Machines Corp.	60,000	12,481,200
Total System Services, Inc.	200,000	4,702,000
		20,671,200
Office Electronics 0.3%
Xerox Corp.	500,000	4,395,000
Semiconductors & Semiconductor Equipment 1.7%
Broadcom Corp. "A"	100,000	3,591,000
Intel Corp.	400,000	9,712,000
Marvell Technology Group Ltd.	400,000	4,336,000
NVIDIA Corp. (a)	300,000	4,347,000
Texas Instruments, Inc.	100,000	3,589,000
		25,575,000
Software 2.5%
CA, Inc.	200,000	5,462,000
Microsoft Corp.	600,000	20,928,000
Oracle Corp. (a)	350,000	11,816,000
		38,206,000
Materials 3.2%
Chemicals 1.5%
CF Industries Holdings, Inc.	30,000	5,728,800
LyondellBasell Industries NV "A" (a)	100,000	6,665,000
Praxair, Inc.	40,000	4,573,200
The Mosaic Co.	100,000	6,082,000
		23,049,000
Containers & Packaging 0.4%
Sonoco Products Co.	200,000	7,004,000
Metals & Mining 0.5%
Constellium NV "A"*	200,000	2,940,000
Newmont Mining Corp.	150,000	5,142,000
		8,082,000
Paper & Forest Products 0.8%
International Paper Co.	125,000	5,768,750
Schweitzer-Mauduit International, Inc.	125,000	6,007,500
		11,776,250
Telecommunication Services 2.9%
Diversified Telecommunication Services
AT&T, Inc.	1,000,000	34,990,000
CenturyLink, Inc. (a)	300,000	10,245,000
		45,235,000
Utilities 5.9%
Electric Utilities 3.8%
American Electric Power Co., Inc.	200,000	9,164,000
Duke Energy Corp.	125,000	8,366,250
Exelon Corp.	150,000	4,701,000
FirstEnergy Corp.	200,000	7,802,000
NextEra Energy, Inc.	100,000	7,562,000
Pinnacle West Capital Corp.	125,000	7,060,000
PPL Corp.	200,000	5,940,000
Southern Co. (a)	200,000	8,780,000
		59,375,250
Gas Utilities 0.4%
UGI Corp.	150,000	5,728,500
Independent Power Producers & Energy Traders 0.3%
AES Corp.	350,000	4,270,000
Multi-Utilities 1.4%
Dominion Resources, Inc.	150,000	8,482,500
Public Service Enterprise Group, Inc.	200,000	6,608,000
Wisconsin Energy Corp.	150,000	6,121,500
		21,212,000
Total Common Stocks (Cost $1,286,009,987)		1,547,918,300

Securities Lending Collateral 7.9%
Daily Assets Fund Institutional, 0.12% (b) (c) (Cost $121,036,562)	121,036,562	121,036,562

Cash Equivalents 0.0%
Central Cash Management Fund, 0.07% (b) (Cost $444,577)	444,577	444,577

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,407,491,126)†	108.1	1,669,399,439
Other Assets and Liabilities, Net	(8.1)	(124,892,769)
Net Assets	100.0	1,544,506,670

* Non-income producing security.

† The cost for federal income tax purposes was $1,420,829,449. At May 31, 2013, net unrealized appreciation for all securities based on tax cost was $248,569,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $276,439,791 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,869,801.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at May 31, 2013 amounted to $116,410,946, which is 7.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$1,547,918,300	$—	$—	$1,547,918,300
Short-Term Investments (d)	121,481,139	—	—	121,481,139
Total	$1,669,399,439	$—	$—	$1,669,399,439

There have been no transfers between fair value measurement levels during the period ended May 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,286,009,987) — including $116,410,946 of securities loaned	$1,547,918,300
Investment in Daily Assets Fund Institutional (cost $121,036,562)*	121,036,562
Investment in Central Cash Management Fund (cost $444,577)	444,577
Total investments in securities, at value (cost $1,407,491,126)	1,669,399,439
Foreign currency, at value (cost $3,088)	3,149
Receivable for investments sold	6,282,068
Receivable for Fund shares sold	815,525
Dividends receivable	4,541,774
Interest receivable	16,806
Foreign taxes recoverable	18,146
Other assets	42,673
Total assets	1,681,119,580
Liabilities
Payable upon return of securities loaned	121,036,562
Payable for investments purchased	5,589,595
Payable for Fund shares redeemed	8,321,150
Accrued management fee	560,911
Accrued Directors' fees	13,488
Other accrued expenses and payables	1,091,204
Total liabilities	136,612,910
Net assets, at value	$1,544,506,670
Net Assets Consist of
Undistributed net investment income	15,639,806
Net unrealized appreciation (depreciation) on: Investments	261,908,313
Foreign currency	(54)
Accumulated net realized gain (loss)	17,335,498
Paid-in capital	1,249,623,107
Net assets, at value	$1,544,506,670

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($383,341,444 ÷ 18,210,744 shares of capital stock outstanding, $.01 par value, 420,000,000 shares authorized)	$21.05
Maximum offering price per share (100 ÷ 94.25 of $21.05)	$22.33
Class B Net Asset Value and redemption price per share ($3,867,181 ÷ 183,062 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$21.12
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,920,702 ÷ 1,703,187 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$21.09
Class R Net Asset Value, offering and redemption price per share ($1,255,664 ÷ 59,686 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.04
Class S Net Asset Value, offering and redemption price per share ($978,852,783 ÷ 46,475,386 shares of capital stock outstanding, $.01 par value, 300,000,000 shares authorized)	$21.06
Institutional Class Net Asset Value, offering and redemption price per share ($141,268,896 ÷ 6,704,450 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$21.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended May 31, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $71,571)	$19,794,554
Income distributions — Central Cash Management Fund	8,634
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	40,854
Total income	19,844,042
Expenses: Management fee	3,188,025
Administration fees	750,648
Services to shareholders	1,127,317
Distribution and service fees	663,987
Custodian fee	11,713
Professional fees	50,837
Reports to shareholders	50,991
Registration fees	36,663
Directors' fees and expenses	27,240
Other	30,844
Total expenses	5,938,265
Net investment income (loss)	13,905,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	98,077,675
Foreign currency	278
98,077,953
Change in net unrealized appreciation (depreciation) on: Investments	112,937,868
Foreign currency	(84)
112,937,784
Net gain (loss)	211,015,737
Net increase (decrease) in net assets resulting from operations	$224,921,514

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2013 (Unaudited)	Years Ended November 30, 2012
Operations: Net investment income (loss)	$13,905,777	$31,035,853
Net realized gain (loss)	98,077,953	39,541,066
Change in net unrealized appreciation (depreciation)	112,937,784	55,612,199
Net increase (decrease) in net assets resulting from operations	224,921,514	126,189,118
Distributions to shareholders from: Net investment income: Class A	(3,678,948)	(7,317,218)
Class B	(22,302)	(53,359)
Class C	(217,295)	(429,215)
Class R	(8,786)	(9,649)
Class S	(10,449,270)	(20,084,736)
Institutional Class	(1,517,356)	(2,815,178)
Total distributions	(15,893,957)	(30,709,355)
Fund share transactions: Proceeds from shares sold	49,915,652	111,226,248
Reinvestment of distributions	15,047,221	28,843,174
Payments for shares redeemed	(179,202,253)	(330,064,755)
Net increase (decrease) in net assets from Fund share transactions	(114,239,380)	(189,995,333)
Increase (decrease) in net assets	94,788,177	(94,515,570)
Net assets at beginning of period	1,449,718,493	1,544,234,063
Net assets at end of period (including undistributed net investment income of $15,639,806 and $17,627,986, respectively)	$1,544,506,670	$1,449,718,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended November 30,
Class A	Six Months Ended 5/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.31		$17.21	$16.53	$15.95	$13.09	$24.51
Income (loss) from investment operations: Net investment income (loss)a	.16		.33	.32	.30	.28	.26
Net realized and unrealized gain (loss)	2.77		1.10	.61	.57	2.83	(7.24)
Total from investment operations	2.93		1.43	.93	.87	3.11	(6.98)
Less distributions from: Net investment income	(.19)		(.33)	(.25)	(.29)	(.25)	(.28)
Net realized gains	—		—	—	—	—	(4.16)
Total distributions	(.19)		(.33)	(.25)	(.29)	(.25)	(4.44)
Net asset value, end of period	$21.05		$18.31	$17.21	$16.53	$15.95	$13.09
Total Return (%)b	16.08	**	8.35	5.62	5.54	24.12	(34.81	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383		377	415	492	469	290
Ratio of expenses before expense reductions (%)	1.01	*	1.00	1.02	1.03	1.02	1.03
Ratio of expenses after expense reductions (%)	1.01	*	1.00	1.02	1.03	1.02	1.03
Ratio of net investment income (loss) (%)	1.63	*	1.86	1.84	1.86	2.05	1.39
Portfolio turnover rate (%)	51	**	51	34	32	81	104
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended November 30,
Class B	Six Months Ended 5/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.38		$17.27	$16.57	$15.97	$13.11	$24.54
Income (loss) from investment operations: Net investment income (loss)a	.08		.19	.19	.16	.16	.10
Net realized and unrealized gain (loss)	2.77		1.10	.61	.59	2.83	(7.27)
Total from investment operations	2.85		1.29	.80	.75	2.99	(7.17)
Less distributions from: Net investment income	(.11)		(.18)	(.10)	(.15)	(.13)	(.10)
Net realized gains	—		—	—	—	—	(4.16)
Total distributions	(.11)		(.18)	(.10)	(.15)	(.13)	(4.26)
Net asset value, end of period	$21.12		$18.38	$17.27	$16.57	$15.97	$13.11
Total Return (%)b	15.56	**	7.53	4.83	4.72	23.12	(35.43	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4	6	10	22	17
Ratio of expenses before expense reductions (%)	1.81	*	1.80	1.77	1.85	1.87	1.86
Ratio of expenses after expense reductions (%)	1.81	*	1.80	1.77	1.85	1.87	1.86
Ratio of net investment income (loss) (%)	.83	*	1.05	1.10	1.03	1.19	.56
Portfolio turnover rate (%)	51	**	51	34	32	81	104
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended November 30,
Class C	Six Months Ended 5/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.35		$17.24	$16.56	$15.96	$13.10	$24.52
Income (loss) from investment operations: Net investment income (loss)a	.09		.21	.20	.19	.17	.12
Net realized and unrealized gain (loss)	2.77		1.10	.60	.58	2.84	(7.25)
Total from investment operations	2.86		1.31	.80	.77	3.01	(7.13)
Less distributions from: Net investment income	(.12)		(.20)	(.12)	(.17)	(.15)	(.13)
Net realized gains	—		—	—	—	—	(4.16)
Total distributions	(.12)		(.20)	(.12)	(.17)	(.15)	(4.29)
Net asset value, end of period	$21.09		$18.35	$17.24	$16.56	$15.96	$13.10
Total Return (%)b	15.65	**	7.65	4.86	4.85	23.16	(35.29	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36		35	39	42	42	23
Ratio of expenses before expense reductions (%)	1.70	*	1.70	1.70	1.73	1.78	1.79
Ratio of expenses after expense reductions (%)	1.70	*	1.70	1.70	1.73	1.78	1.78
Ratio of net investment income (loss) (%)	.95	*	1.16	1.16	1.16	1.28	.63
Portfolio turnover rate (%)	51	**	51	34	32	81	104
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charge.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class R	Six Months Ended 5/31/13 (Unaudited)		Year Ended 11/30/12	Period Ended 11/30/11a
Selected Per Share Data
Net asset value, beginning of period	$18.31		$17.22	$18.16
Income (loss) from investment operations: Net investment income (loss)b	.13		.32	.22
Net realized and unrealized gain (loss)	2.76		1.06	(1.01)
Total from investment operations	2.89		1.38	(.79)
Less distributions from: Net investment income	(.16)		(.29)	(.15)
Total distributions	(.16)		(.29)	(.15)
Net asset value, end of period	$21.04		$18.31	$17.22
Total Return (%)	15.89	**	8.05	(4.35	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,256		941	1
Ratio of expenses before expense reductions (%)	1.32	*	1.33	4.06	*
Ratio of expenses after expense reductions (%)	1.32	*	1.33	1.26	*
Ratio of net investment income (loss) (%)	1.34	*	1.77	1.66	*
Portfolio turnover rate (%)	51	**	51	34	**
a For the period from March 1, 2011 (commencement of Class R shares) to November 30, 2011.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended November 30,
Class S	Six Months Ended 5/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.32		$17.22	$16.54	$15.95	$13.09	$24.52
Income (loss) from investment operations: Net investment income (loss)a	.19		.39	.38	.35	.33	.32
Net realized and unrealized gain (loss)	2.77		1.09	.60	.58	2.82	(7.24)
Total from investment operations	2.96		1.48	.98	.93	3.15	(6.92)
Less distributions from: Net investment income	(.22)		(.38)	(.30)	(.34)	(.29)	(.35)
Net realized gains	—		—	—	—	—	(4.16)
Total distributions	(.22)		(.38)	(.30)	(.34)	(.29)	(4.51)
Net asset value, end of period	$21.06		$18.32	$17.22	$16.54	$15.95	$13.09
Total Return (%)	16.26	**	8.71	5.95	5.92	24.50	(34.61	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	979		902	955	991	976	907
Ratio of expenses before expense reductions (%)	.68	*	.69	.68	.70	.71	.72
Ratio of expenses after expense reductions (%)	.68	*	.69	.68	.70	.71	.71
Ratio of net investment income (loss) (%)	1.97	*	2.17	2.18	2.19	2.36	1.70
Portfolio turnover rate (%)	51	**	51	34	32	81	104
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended November 30,
Institutional Class	Six Months Ended 5/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$18.33		$17.23	$16.55	$15.97	$13.12	$24.56
Income (loss) from investment operations: Net investment income (loss)a	.19		.39	.38	.36	.34	.34
Net realized and unrealized gain (loss)	2.77		1.10	.60	.57	2.82	(7.25)
Total from investment operations	2.96		1.49	.98	.93	3.16	(6.91)
Less distributions from: Net investment income	(.22)		(.39)	(.30)	(.35)	(.31)	(.37)
Net realized gains	—		—	—	—	—	(4.16)
Total distributions	(.22)		(.39)	(.30)	(.35)	(.31)	(4.53)
Net asset value, end of period	$21.07		$18.33	$17.23	$16.55	$15.97	$13.12
Total Return (%)	16.26	**	8.71	5.98	5.94	24.53	(34.52	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141		131	129	104	108	52
Ratio of expenses before expense reductions (%)	.69	*	.69	.68	.67	.63	.59
Ratio of expenses after expense reductions (%)	.69	*	.69	.68	.67	.63	.59
Ratio of net investment income (loss) (%)	1.95	*	2.17	2.18	2.22	2.43	1.83
Portfolio turnover rate (%)	51	**	51	34	32	81	104
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $52,440,000 of pre-enactment losses, including approximately $9,245,000 inherited from its merger with an affiliated fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($9,245,000) and November 30, 2017 ($43,195,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code.

In addition, from November 1, 2012 through November 30, 2012, the Fund elects to defer qualified late year losses of approximately $13,782,000 of net long-term realized capital losses and approximately $1,182,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending November 30, 2013.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended May 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $749,610,672 and $783,933,756, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the six months ended May 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.425% of the Fund's average daily net assets.

For the period from March 1, 2012 through February 28, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.37%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended May 31, 2013, the Administration Fee was $750,648, of which $132,265 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2013
Class A	$229,919	$115,228
Class B	3,760	1,983
Class C	12,071	6,221
Class R	1,334	777
Class S	395,026	202,047
Institutional Class	81,662	40,124
	$723,772	$366,380

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2013
Class B	$14,837	$2,492
Class C	132,802	22,988
Class R	1,360	262
	$148,999	$25,742

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2013	Annualized Effective Rate
Class A	$464,612	$167,576	.24%
Class B	4,880	1,783	.25%
Class C	44,136	15,525	.25%
Class R	1,360	581	.25%
	$514,988	$185,465

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2013 aggregated $4,145.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2013, the CDSC for Class B and C shares aggregated $1,981 and $1,117, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2013, DIDI received $733 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,796, of which $5,510 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through May 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,350.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended May 31, 2013		Year Ended November 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,139,938	$22,507,292	3,008,690	$53,935,353
Class B	5,992	116,887	15,796	283,060
Class C	101,447	1,984,487	187,152	3,382,885
Class R	11,812	234,253	68,033	1,224,497
Class S	780,589	15,349,463	1,888,658	33,721,535
Institutional Class	488,239	9,723,270	1,051,846	18,678,918
		$49,915,652		$111,226,248
Shares issued to shareholders in reinvestment of distributions
Class A	185,064	$3,547,691	398,756	$7,062,605
Class B	1,030	19,827	2,692	47,845
Class C	9,541	183,320	20,028	356,190
Class R	458	8,786	532	9,649
Class S	509,830	9,775,027	1,047,426	18,560,447
Institutional Class	78,875	1,512,570	158,031	2,806,438
		$15,047,221		$28,843,174
Shares redeemed
Class A	(3,687,426)	$(73,033,726)	(6,971,866)	$(125,607,009)
Class B	(47,359)	(931,330)	(142,958)	(2,559,083)
Class C	(314,149)	(6,169,578)	(571,056)	(10,255,578)
Class R	(3,978)	(79,150)	(17,227)	(314,295)
Class S	(4,020,882)	(78,989,588)	(9,155,468)	(163,863,128)
Institutional Class	(1,026,955)	(19,998,881)	(1,533,579)	(27,465,662)
		$(179,202,253)		$(330,064,755)
Net increase (decrease)
Class A	(2,362,424)	$(46,978,743)	(3,564,420)	$(64,609,051)
Class B	(40,337)	(794,616)	(124,470)	(2,228,178)
Class C	(203,161)	(4,001,771)	(363,876)	(6,516,503)
Class R	8,292	163,889	51,338	919,851
Class S	(2,730,463)	(53,865,098)	(6,219,384)	(111,581,146)
Institutional Class	(459,841)	(8,763,041)	(323,702)	(5,980,306)
		$(114,239,380)		$(189,995,333)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2012 to May 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,160.80	$1,155.60	$1,156.50	$1,158.90	$1,162.60	$1,162.60
Expenses Paid per $1,000*	$5.44	$9.73	$9.14	$7.10	$3.67	$3.72
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/13	$1,019.90	$1,015.91	$1,016.45	$1,018.35	$1,021.54	$1,021.49
Expenses Paid per $1,000*	$5.09	$9.10	$8.55	$6.64	$3.43	$3.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Large Cap Value Fund	1.01%	1.81%	1.70%	1.32%	.68%	.69%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F 101	23338F 200	23338F 309	23338F 606	23338F 705
Fund Number	086	286	386	2312	1486

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	KDCQX
CUSIP Number	23338F 630
Fund Number	1586

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DLCVF-3
(R-027919-2 7/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 29, 2013